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                           VALLEY RECORD DISTRIBUTORS

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                  Amendment No. 5


    WHEREAS, Valley Record Distributors, Inc. ("Company") adopted and maintains the Employee Stock Ownership Plan ("Plan") for the exclusive benefit of participating employees, effective November 1, 1987; and

    WHEREAS, the Plan has been amended on 4 previous occasions; and

    WHEREAS, the Company wishes to further amend the Plan in certain respects.

    NOW THEREFORE, the Plan is amended as follows:

    1. Section 3(a) is amended, effective April 1, 1995, adding at the end thereof:

        "Effective December 15, 1995, each Employee who has not satisfied the foregoing requirement shall become a Participant as of the April 1 or October 1 coinciding with or next following the date on which he attains age 21 and completes six consecutive months of Service (in which is credited with at least 500 Hours of Service). Any Employee who fails to satisfy the above Service requirement will become a Participant as of the April 1 or October 1 coinciding with or next following the date on which he completes one year of Service (in which he is credited with at least 1,000 Hours of Service); for purposes hereof, the eligibility computation shall be the 12 month period following the date on which he is first credited with at least one Hour of Service and each Plan Year commencing after such date."

    2. Section 4(a) is amended, effective December 28, 1995 by adding an additional sentence to read:

        "Such Fixed Contributions shall be reduced, however, by the amount of any Forfeitures attributable to the Fixed Contribution Portion for such Plan Year."

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    To record the adoption of this Amendment No. 5, the Company has caused this to be executed by the authorized corporate officers this 15 day of December, 1995.

                                      VALLEY RECORD DISTRIBUTORS, INC.

                                      By:  /s/  BARNET J. COHEN
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                                      By:
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